SUPPLEMENT TO THE PROSPECTUSES OF

EVERGREEN DOMESTIC EQUITY FUNDS I

I.              Evergreen Large Cap Equity Fund (the “Fund”)

The Board of Trustees of the Evergreen Funds, at a meeting held on December 6 and 7, 2006, approved a proposal to reduce the new account minimum investment amount to $1,000 for Class A, B and C shares of the Fund. These changes are scheduled to become effective on January 1, 2007.

                The “SHAREHOLDER TRANSACTIONS” section in the Fund's prospectuses is revised to reflect this change as follows:

SHAREHOLDER TRANSACTIONS

Evergreen funds make investing easy. Once you decide on an amount and a share class, talk to your investment professional and send in your payment, or simply fill out an application.

Small Account Fee
The Evergreen funds reserve the right to assess a $15 annual low balance fee on each fund account with a value of less than $1,000.  The funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Evergreen funds. The Evergreen funds will notify you prior to assessing this fee, so that you can increase your account balance above the minimum, consolidate your accounts, or liquidate your account. You may take these actions at any time by contacting your investment professional or Evergreen.

Minimum Investments

	Minimum Initial Purchase of Class A, B and C shares[1]	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,000[2,3]	$1,000,000[2,4]	None
IRAs	$1,000[2,3]	N/A4	None
Systematic Investment Plan	$500[3]	N/A4	$50/monthly (for Classes A, B and C)[4]

1. The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.
2. The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.

3.  Minimum initial purchase amount for Evergreen Equity Index Fund is $25,000. Shareholders of Evergreen Equity Index Fund who held shares in a registered name prior to December 1, 2005 may continue to retain a minimum balance of $1,000, however, these accounts will be subject to the small account fee referred to above.

4.  Minimum initial purchase amount does not apply to former Class Y shareholders, former SouthTrust funds shareholders, former Vestaur Securities Fund shareholders or to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisors on behalf of their clients, each of whom may invest at minimum investment amounts for Class A, B and C shares described above.

December 8, 2006                                                                                                 578237 (12/06)